Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Fair Value Measurements [Abstract]
Fair Value Measurements

11. Fair Value Measurements

In determining fair value, Sonic uses various valuation approaches including market, income and/or cost approaches. “Fair Value Measurements and Disclosures” in the ASC establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of Sonic. Unobservable inputs are inputs that reflect Sonic’s assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 – Valuations based on quoted prices in active markets for identical assets or liabilities that Sonic has the ability to access. Assets utilizing Level 1 inputs include marketable securities that are actively traded.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly. Assets and liabilities utilizing Level 2 inputs include cash flow swap instruments.

Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement. Asset and liability measurements utilizing Level 3 inputs include those used in estimating fair value of non-financial assets and non-financial liabilities in purchase acquisitions, those used in assessing impairment of property, plant and equipment and other intangibles and those used in the reporting unit valuation in the first step of the annual goodwill impairment evaluation. For instance, certain assets held for sale in the accompanying Consolidated Balance Sheets are valued based on estimated proceeds to be received in connection with the disposal of those assets.

The availability of observable inputs can vary and is affected by a wide variety of factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment required by Sonic in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement is disclosed is determined based on the lowest level input (Level 3 being the lowest level) that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant who holds the asset or owes the liability rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, Sonic’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. Sonic uses inputs that are current as of the measurement date, including during periods when the market may be abnormally high or abnormally low. Accordingly, fair value measurements can be volatile based on various factors that may or may not be within Sonic’s control.

Assets or liabilities recorded at fair value in the accompanying Consolidated Balance Sheets as of December 31, 2011 and 2010 are as follows:

	Fair Value at December 31,
	Total		Quoted Prices in Active Markets for Identical Assets (Level 1)		Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)
	2011	2010	2011	2010	2011	2010	2011	2010
(In millions)
Cash flow swaps designated as hedges (1)	$32.5	$25.3	$—	$—	$32.5	$25.3	$—	$—
Cash flow swaps not designated as hedges (2)	5.1	7.4	—	—	5.1	7.4	—	—
Deferred compensation plan (3)	12.1	11.2	—	—	12.1	11.2	—	—

Total	$49.7	$43.9	$—	$—	$49.7	$43.9	$—	$—

(1)	As of December 31, 2011, $10.4 million and $22.1 million were included in other accrued liabilities and other long-term liabilities, respectively, in the accompanying Consolidated Balance Sheets. As of December 31, 2010, $25.3 million was included in other long-term liabilities in the accompanying Consolidated Balance Sheets.
(2)	As of December 31, 2011 $2.8 million and $2.3 million are included in other accrued liabilities and other long-term liabilities, respectively, in the accompanying Consolidated Balance Sheets. As of December 31, 2010, $7.4 million was included in other long-term liabilities in the accompanying Consolidated Balance Sheets.
(3)	Included in other long-term liabilities in the accompanying Consolidated Balance Sheets as of December 31, 2011 and 2010.

Assets or liabilities measured at fair value on a non-recurring basis in the accompanying Consolidated Balance Sheets as of December 31, 2011 are as follows:

	Balance as of December 31, 2011	Significant Unobservable Inputs (Level 3) as of December 31, 2011	Total Gains / (Losses) for the Year Ended December 31, 2011
(In millions)
Long-lived assets held and used (1)	$552.0	$552.0	$(1.2)

Goodwill (2)	468.5	468.5	—

Franchise assets (2)	64.8	64.8	—

(1)	See Notes 1 and 4 for discussion.
(2)	See Note 5 for discussion.

As of December 31, 2011 and December 31, 2010, the fair values of Sonic’s financial instruments including receivables, notes receivable from finance contracts, notes payable-floor plan, trade accounts payable, borrowings under the revolving credit facilities and certain mortgage notes approximate their carrying values due either to length of maturity or existence of variable interest rates that approximate prevailing market rates.

The fair value and carrying value of Sonic’s fixed rate long-term debt was as follows:

	December 31, 2011		December 31, 2010
	Fair Value	Carrying Value	Fair Value	Carrying Value
(In thousands)
9.0% Notes (1)	$221,025	$208,769	$220,836	$208,630

8.625% Notes (1)	$—	$—	$43,498	$42,673

5.0% Convertible Notes (1)	$205,448	$137,333	$215,453	$147,824

Mortgage Notes (2)	$119,310	$116,584	$88,119	$88,262

Assumed Notes (2)	$13,260	$14,438	$15,676	$17,427

Other (2)	$5,150	$5,555	$5,311	$5,751

(1)	As determined by market quotations as of December 31, 2011 and 2010, respectively (Level 1).
(2)	As determined by discounted cash flows (Level 3).